------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of report (Date of earliest event
                            reported) March 30, 1999

                  J.P. Morgan Commercial Mortgage Finance Corp.
                  ---------------------------------------------

               (Exact Name of Registrant as Specified in Charter)



         Delaware                          333-63589                                 13-3789046
--------------------------------    -----------------------             ------------------------------------

(State or Other Jurisdiction of     (Commission File Number)            (I.R.S. Employer Identification No.)
        Incorporation)



                                 60 Wall Street
                            New York, New York 10260
                         -------------------------------
                         (Address of Principal Executive
                              Offices and Zip Code)

        Registrant's telephone number, including area code (212) 648-3238
                                                           --------------

------------------------------------------------------------------------------

Item 5.   Other Events
----      ------------

Filing of Collateral Term Sheets Materials.
------------------------------------------

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 1999-C7, J.P. Morgan Securities Inc., Chase Securities Inc. and Deutsche Bank Securities Inc. (collectively, the "Underwriters") have prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supercede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----     ------------------------------------------------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

        Exhibit No                                 Description
        ----------                                 -----------

           99                                Collateral Term Sheets.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            J.P. MORGAN COMMERCIAL MORTGAGE
                                                     FINANCE CORP.



                                            By:/s/ Larry Blume
                                              ------------------------------
                                              Name:   Larry Blume
                                              Title:  Vice President

Dated:   March 30, 1999

                                 Exhibit Index
                                 -------------

                  Exhibit                                              Page
                  -------                                              ----

99   Collateral Term Sheets                                              6